UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Kimball International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KIMBALL INTERNATIONAL, INC.
ATTN: JIM KRODEL
1600 ROYAL STREET
JASPER, IN 47546

You invested in KIMBALL INTERNATIONAL, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 26, 2021.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 12, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com,(2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1.Election of Directors Nominees: 01)KRISTINE L. JUSTER 02)VALERIE R. LOVE 03)THOMAS J. TISCHHAUSER
2. APPROVE THE COMPANY’S PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION TO PROVIDE SHAREHOLDERS THE RIGHT TO UNILATERALLY AMEND THE COMPANY’S RESTATED BY-LAWS.
3. APPROVE, BY A NON-BINDING, ADVISORY VOTE, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.
4. APPROVE AN INCREASE IN AVAILABLE SHARES UNDER THE KIMBALL INTERNATIONAL, INC. 2017 STOCK INCENTIVE PLAN.
5. RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022.
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.